EXHIBIT 10(a)

THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

               THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 29, 2004 among NORSTAN COMMUNICATIONS INC., a Minnesota corporation (“Communications (US)”), VIBES TECHNOLOGIES, INC., a Minnesota corporation (“Vibes”; Communications (US) and Vibes are referred to hereinafter each individually as “Borrower”, and collectively, as “Borrowers”), NORSTAN, INC., a Minnesota corporation (“Parent”), NORSTAN FINANCIAL SERVICES INC., a Minnesota corporation (“Norstan Financial”), NORSTAN CANADA INC., a Minnesota corporation (“Canada Holdings”), NORSTAN INTERNATIONAL, INC., a Minnesota corporation (“UK Holdings”) and NORSTAN CANADA LTD., an Ontario corporation (“Communications (Canada)”; Parent, Norstan Financial, Canada Holdings, Norstan International, UK Holdings and Communications (Canada) are referred to hereinafter each individually as a “ Credit Party”, and individually and collectively, jointly and severally, as the “Credit Parties”) and WELLS FARGO FOOTHILL, INC., a California corporation, as agent for lenders (“Agent”).

               WHEREAS, Borrowers, Credit Parties (Borrowers and Credit Parties are referred to hereinafter each individually as “Company”, and collectively, as “Companies”), Agent and Lenders are parties to a Loan and Security Agreement dated as of December 10, 2003 (as amended, restated, supplemented or otherwise modified from time to time, and as amended hereby, the “Loan Agreement”);

               WHEREAS, the Companies have requested that Agent amend the Loan Agreement, and Agent has agreed to do so subject to the terms and conditions contained herein.

               NOW THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

               1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

               2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:

               (a) The definition of the term “Borrowing Base” contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

               “Borrowing Base” means, as of any date of determination, the result of:

               (a) the lowest of

               (i) the aggregate amount of Recurring Revenue for the most recently ended 6 calendar month period as reflected on the reports delivered to

Agent pursuant to Section 6.2(c) times the then applicable Recurring Revenue Percentage,

(ii)	the Applicable Recurring Revenue Amount, and

(iii)	an amount equal to the Collections of Companies with respect to Accounts for the immediately preceding 50 day period, minus

               (b) the sum of

               (i) the Bank Product Reserve, and

               (ii) the aggregate amount of reserves, including without limitation the Rent Reserve, if any, and the Market Share Reserve, if any, each as established by Agent under Section 2.1(b).

               (b) A new clause (n) is hereby added to the definition of the term “Permitted Liens” contained in Section 1.1 of the Loan Agreement as follows:

               (n) the Market Share Lien.

               (c) A new definition of the term “Market Share Lien” is hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order as follows:

         “Market Share Lien” means the Lien on the Inventory sold by MarketShare Telecom, L.L.C. to Communications (US) that secures the payment in respect of such Inventory by Communications (US) to MarketShare Telecom, L.L.C.

               (d) A new definition of the term “Market Share Reserve” is hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order as follows:

         “Market Share Reserve” means a reserve equal to the amount owing by Communications (US) to MarketShare Telecom, L.L.C. and secured by the Market Share Lien.

               (e) The first sentence of Section 2.1(b) of the Loan Agreement is hereby amended and restated as follows:

         (b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves including the Rent Reserves and the Market Share Reserve in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Companies are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Companies to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent’s Liens other than the Market Share Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral.

               3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

               (a) Agent shall have received this Amendment, duly executed by each Company;

               (b) Agent shall have received an Intercreditor Agreement, duly executed by MarketShare Telecom, L.L.C.; and

               (c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein.

               4. Miscellaneous.

               (a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each Company hereby warrants to Agent, as of the date hereof, that:

         (i) The representations and warranties of each Company contained in the Loan Agreement are true and correct as of the date hereof as if made on the date hereof; and

         (ii) No Event of Default or event which, with giving of notice or the passage of time or both, would become an Event of Default, exists as of the date hereof.

               (b) Expenses. Each Company agrees, on a joint and several basis, to pay on demand all costs and expenses of Agent (including the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, each Company agrees, on a joint and several basis, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5(b) shall survive any termination of this Amendment and the Loan Agreement.

               (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

               (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

NORSTAN COMMUNICATIONS INC.,
an Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

VIBES TECHNOLOGIES, INC.,
an Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

NORSTAN, INC.,
a Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

NORSTAN FINANCIAL SERVICES INC.,
a Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

NORSTAN CANADA INC.,
a Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

NORSTAN INTERNATIONAL, INC.,
a Minnesota corporation

By /s/ Alice S Vazquez
Title VP Treasurer

NORSTAN CANADA LTD.,
an Ontario corporation

By /s/ Alice S Vazquez
Title VP Treasurer

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent

By /s/ John T Leonard
Title Vice President